UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	June 18, 2026

GOLD RESOURCE CORPORATION

(Exact name of registrant as specified in its charter)

Colorado	001-34857	84-1473173
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

7887 East Belleview Avenue, Suite 1100 Denver, Colorado	80211
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code:	(303) 320-7708

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	GORO	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events

As previously announced, on January 25, 2026, Gold Resource Corporation (the “Company”) entered into an Arrangement Agreement and Plan of Merger, as amended by that certain First Amendment to Arrangement Agreement dated May 15, 2026 (the “Arrangement Agreement”), with Goldgroup Mining Inc., a corporation incorporated under the laws of the province of British Columbia (“Goldgroup”), and Goldgroup Merger Sub Inc., a Colorado corporation and direct, wholly owned subsidiary of Goldgroup (“Purchaser Sub”). The Arrangement Agreement provides that, among other things and subject to the terms and conditions of the Arrangement Agreement, Purchaser Sub will merge with and into the Company, with the Company surviving and continuing as the surviving corporation as a direct, wholly owned subsidiary of Goldgroup (such transaction, the “Merger”).

In connection with the Merger, the Company filed a definitive proxy statement (the “Proxy Statement”) with the U.S. Securities and Exchange Commission (the “SEC”) on May 29, 2026. As is common in transactions of this type, multiple lawsuits have been threatened by purported shareholders of the Company, challenging the completeness and accuracy of the disclosure in the Proxy Statement.

The supplemental disclosures below should be read in conjunction with the Proxy Statement, available on the SEC’s website at https://www.sec.gov, along with periodic reports and other information the Company files with the SEC. To the extent information herein differs from or updates information contained in the Proxy Statement, the information set forth herein shall supersede or supplement the information in the Proxy Statement. All page references are to the Proxy Statement, and terms used but not defined below have the meanings set forth in the Proxy Statement.

The Company and Goldgroup believe the claims in the threatened lawsuits are without merit and that no supplemental disclosures are required under applicable law. However, to eliminate the burden, expense, and uncertainties inherent in such litigation, and without admitting any liability or wrongdoing, the Company is voluntarily making the supplemental disclosures set forth below. Nothing herein shall be deemed an admission of the legal necessity or materiality of any of these disclosures. The Company and Goldgroup specifically deny all allegations in the threatened lawsuits, including that any additional disclosure was or is required.

Supplemental Proxy Statement Disclosures

The following changes, shown in strikethrough (for deletions) and underline (for additions) text, are made to the second sentence under the heading “Who is entitled to vote at the Special Meeting?” on page 8

As of the record date, there were approximately ~~161,889,776~~163,392,909 Company Shares outstanding, with one vote per share.

The following disclosure is added immediately following the first sentence in the sixth paragraph on page 33

None of these agreements contained a “don’t ask, don’t waive” provision that would prevent the counterparty from making a proposal to acquire the Company.

The following disclosure is added immediately following the second sentence of the second full paragraph on page 43

The projections provided to ATB Cormark were subject to the assumptions and limitations set forth in the section entitled “—Certain Prospective Financial and Operating Information” beginning on page 49 of this Proxy Statement.

The following disclosure is added to the top of page 49

Certain Prospective Financial and Operating Information

The Company does not, as a matter of course, make public projections as to future performance, earnings, or other results due to the inherent unpredictability of projections and their underlying assumptions and estimates. However, the Company provided to Goldgroup, in connection with its due diligence review, certain non-public unaudited financial and operating projections on a stand-alone basis, without giving effect to the Merger, for the period from 2026 through 2030 (the “Company Projections for Gold Resource”). The Company prepared similar financial and operating projections for Goldgroup for the period from 2026 through 2031 based, in part, on Goldgroup’s management model and certain estimates of the Company’s management (the “Company Projections for Goldgroup” and, together with the Company Projections for Gold Resource, are referred to as the “Projections” herein); Goldgroup management was not involved in the preparation of the Company Projections for Goldgroup aside from providing the Company with Goldgroup’s management model. In addition, the Company provided the Projections to ATB Cormark in connection with the preparation of its valuation analyses and fairness opinion, as described in, and subject to the assumptions and limitations as set forth in, the section entitled “—Opinion of Our Financial Advisor.”

The Projections were not prepared with a view toward public disclosure. They are only included herein because they were (i) prepared by the Company in connection with due diligence, (ii) made available to the Board in connection with its review of the potential transaction with Goldgroup and its evaluation of strategic alternatives, and (iii) used by ATB Cormark in preparing its valuation analyses and fairness opinion provided to the Board, as described in the section entitled “—Opinion of Our Financial Advisor.” The summary of the Projections is not included to influence any Company stockholder’s decision whether to vote in favor of the proposal to approve the Arrangement Agreement. The Projections may differ from published analyst estimates and forecasts.

The Projections do not necessarily comply with published guidelines of the SEC, the provisions of NI 43-101, the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of financial forecasts, or generally accepted accounting principles (“GAAP”), and do not include footnote disclosures as may be required by GAAP. Neither BDO USA, P.C., the Company’s independent auditors, nor any other independent accountants, have compiled, examined, or performed any procedures with respect to the Projections, nor have they expressed any opinion or any other form of assurance on such information or its achievability, and assume no responsibility for, and disclaim any association with, the prospective financial information.

The Projections, while presented with numerical specificity, were based on numerous variables and assumptions that are inherently uncertain and many of which are beyond the control of the Company’s management. By their nature, the projections become subject to greater uncertainty with each successive year. The underlying assumptions necessarily involve judgments with respect to, among other things, future economic, competitive, and financial market conditions, all of which are difficult or impossible to predict accurately and many of which are beyond the Company’s control, including general economic conditions, competition, and the risks discussed under the section entitled “Cautionary Statement on Forward-Looking Information.” The Projections also reflect assumptions as to certain business decisions that are subject to change and periodic revision based on actual results, revised business prospects, changes in the competitive environment, changes in general business or economic conditions, or any other event that was not anticipated when the Projections were prepared. In addition, the Projections might be affected by the Company’s or Goldgroup’s ability to achieve proposed initiatives, objectives, and targets over the applicable periods.

The Projections treat the Company and Goldgroup, as applicable, on a stand-alone basis, without giving effect to the Merger, including the impact of negotiating or executing the Arrangement Agreement, any expenses incurred in connection with consummating the Merger, the effect of any business or strategic decision taken as a result of the Arrangement Agreement, or the effect of any decision that would likely have been taken absent the Arrangement Agreement but was instead altered, accelerated, postponed, or not taken in anticipation of the Merger.

There can be no assurance that the Projections will be realized, and actual results may vary materially from those shown. The inclusion of the Projections herein should not be regarded as an indication that the Company, Goldgroup, or any of their respective affiliates, advisors, officers, directors, or representatives considered or consider them to be predictive of actual future events, and they should not be relied upon as such. The Company has not updated the Projections to reflect management’s current views, and they should not be treated as guidance for any period. Neither the Company, Goldgroup, nor any of their respective affiliates, advisors, officers, directors, or representatives gives any assurance that actual results will not differ materially from the Projections, and none of them undertakes any obligation to update or revise the Projections to reflect circumstances existing after the date they were generated or the occurrence of future events, except as required by law. Neither the Company, Goldgroup, nor any of their respective affiliates, advisors, officers, directors, or representatives has made or makes any representation to any stockholder of the Company or other person regarding the ultimate performance of the Company compared to the Projections or that the Projections will be achieved. The Company has made no representation to Goldgroup or its affiliates, in the Arrangement Agreement or otherwise, concerning the Projections. The Projections are forward-looking statements, expressly qualified in their entirety by the risks and uncertainties identified above and the cautionary statements contained in Item 1A of Part I of the Company’s Annual Report on Form 10-K, as such risk factors may be amended, supplemented, or superseded from time to time by other reports filed with the SEC, available at www.sec.gov.

Certain of the Projections (including all-in sustaining costs per ounce of gold equivalent and free cash flow) are or may be considered non-GAAP financial measures. Non-GAAP financial measures have inherent limitations because they exclude charges and credits required in a GAAP presentation. They should not be considered in isolation from, or as a substitute for, financial information presented in compliance with GAAP, and as used by the Company may not be comparable to similarly titled amounts used by other companies. Financial measures provided to a financial advisor in connection with a business combination transaction such as the Merger are excluded from the definition of non-GAAP financial measures under SEC rules, which would otherwise require a reconciliation to GAAP. Accordingly, no reconciliation of the non-GAAP financial measures in the Projections to GAAP measures was created, used, or relied upon by the Board or ATB Cormark in connection with their respective evaluations of the Merger.

In light of the foregoing factors and the uncertainties inherent in the Projections, Company stockholders are cautioned not to place undue, if any, reliance on the Projections. Neither the Company, nor Goldgroup or any of their respective affiliates or representatives, including ATB Cormark, has made or makes any representation to any person regarding the ultimate performance of the Company compared to the information contained in the Projections.

The following is a summary of the Projections (which summary is not included herein to induce any Company stockholder to vote in favor of the proposal to approve the Arrangement Agreement):

Company Projections for Gold Resource

(US$ in millions, unless indicated otherwise below)	2026E	2027E	2028E	2029E	2030E
Production (koz AuEq)	41	34	41	41	11
Gold price (US$/oz Au) (1)	$4,000	$3,989	$3,775	$3,500	$3,000
AISC (US$/oz AuEq) (2)	$2,692	$3,003	$2,083	$1,878	$2,547
Operating cash flow (3)	$86	$38	$62	$52	$(2)
Total capital expenditures (4)	$35	$27	$11	$4	$2
Free cash flow (4) (5)	$51	$11	$51	$48	$(4)

Company Projections for Goldgroup

(US$ in millions, unless indicated otherwise below)	2026E	2027E	2028E	2029E	2030E	2031E
Production (koz AuEq)	27	58	88	101	71	10
Gold price (US$/oz Au) (1)	$4,000	$3,989	$3,775	$3,500	$3,000	$3,000
AISC (US$/oz AuEq) (2)	$2,716	$1,683	$1,250	$1,836	$2,289	$1,817
Operating cash flow (3)	$42	$99	$150	$117	$35	$12
Total capital expenditures (4)	$37	$8	$3	$8	$1	$1
Free cash flow (4) (5)	$5	$91	$147	$109	$34	$11

(1)	Based on median gold price forecasts of well-known U.S., Canadian and international banks’ equity research.

(2)	AISC is a non-GAAP measurement defined as all-in sustaining costs per ounce of gold equivalent.

(3)	Operating cash flow means net cash provided by (used in) operating activities, net of taxes, and for the Company Projections for Goldgroup, includes contributions from the Cerro Prieto mine and the San Francisco Mine, net of corporate G&A expenses.

(4)	The Company Projections for Gold Resource include approximately $34 million of underground development capital expenditures from 2025 through 2027. The Company Projections for Goldgroup include approximately $28 million of restart capital expenditures for the San Francisco Mine in 2026.

(5)	Free cash flow is a non-GAAP measurement defined as operating cash flow minus total capital expenditures.

The following changes, shown in strikethrough (for deletions) and underline (for additions) text, are made to the second sentence of the first paragraph under the heading “Voting at the Special Meeting” on page 85

As of the record date, there were approximately ~~161,889,776~~163,392,909 Company Shares outstanding, with one vote per share.

Additional Information and Where to Find It

The Company, the members of the Company’s board of directors, and certain of the Company’s executive officers are participants in the solicitation for proxies from stockholders in connection with the merger. The Company filed the Proxy Statement with the SEC on May 29, 2026. Information regarding such participants, including their direct or indirect interests, by security holdings or otherwise, is included in the Proxy Statement. To the extent that holdings of the Company’s securities by its directors and executive officers have changed since the amounts set forth in the Proxy Statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC.

On or about May 29, 2026, the Company mailed the definitive Proxy Statement to each stockholder entitled to vote at the special meeting to consider the adoption of the Arrangement Agreement. STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT THE COMPANY HAS FILED OR WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION. Stockholders may obtain, free of charge, the Proxy Statement, any amendments or supplements thereto, and any other relevant documents filed by the Company with the SEC in connection with the Merger at the SEC’s website (http://www.sec.gov). Copies of the Company’s definitive Proxy Statement, any amendments or supplements thereto, and any other relevant documents filed by the Company with the SEC in connection with the Merger will also be available, free of charge, at the Company’s investor relations website (https://goldresourcecorp.com/investors/reports-filings/).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLD RESOURCE CORPORATION

Date: June 18, 2026	By:	/s/ Allen Palmiere
	Name:	Allen Palmiere
	Title:	Chief Executive Officer and President

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